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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 25, 2002

BEAR STEARNS ASSET BACKED SECURITIES, INC. (as depositor under a Pooling and Servicing Agreement, dated as of June 1, 2002, providing for, inter alia, the issuance of Asset- Backed Certificates, Series 2002-AC3)

                   BEAR STEARNS ASSET BACKED SECURITIES, INC.
             (Exact name of registrant as specified in its charter)



             Delaware                  333-56242                 13-3836437
   ----------------------------       -----------             ----------------
   (State or Other Jurisdiction       (Commission             (I.R.S. Employer
         of Incorporation)            File Number)           Idenfication No.)


383 Madison Avenue
New York, New York
                                                            10179
(Address of Principal                                   (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (949) 475-3600


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                                       -2-
Item 5. Other Events.
                  The consolidated balance sheets of MBIA Inc. and subsidiaries and MBIA Insurance Corporation and subsidiaries as of December 31, 2001 and December 31, 2000 and the related consolidated statements of income, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2001, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-56242) of the Registrant; and (iii) the Prospectus Supplement relating to Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 2002- AC3, and shall be deemed to be part hereof and thereof.

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits

        (a)   Financial Statements.

              Not applicable.

        (b)   PRO FORMA Financial Information.

              Not applicable.

        (c)   Exhibits

                     ITEM 601(a) OF
                     REGULATION S-K
  EXHIBIT NO.        EXHIBIT NO.        DESCRIPTION
  -----------        -----------        -----------
  1                  23                 Consent of PricewaterhouseCoopers LLP,
                                        independent auditors of MBIA Insurance
                                        Corporation with respect to the Bear
                                        Stearns Asset Backed Securities, Asset-
                                        Backed Certificates, Series 2002-AC3.





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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                         BEAR STEARNS ASSET BACKED
                                         SECURITIES, INC.

                                         By:  /s/ Thomas Marano
                                              -------------------------------
                                         Name:    Thomas Marano
                                         Title:   Director

Dated: June 25, 2002


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                                  EXHIBIT INDEX

             Item 601 (a) of      Sequentially
Exhibit      Regulation S-K       Numbered
Number       Exhibit No.          Description                       Page
------       -----------          -----------                       ----
1                23               Independent Auditors'              6
                                  Consent